Use these links to rapidly review the document
PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Inovalon Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

2016 Annual Meeting of Stockholders

The 2016 Annual Meeting of Stockholders of
Inovalon Holdings, Inc. will be held on May 18, 2016 at:

Westin Annapolis Hotel
100 Westgate Circle
Annapolis, MD 21401

Admission requirements

See Part 7 – "Information About the Meeting" for details on admission requirements to attend the 2016 Annual Meeting of Stockholders.

2016 Annual Meeting of Stockholders

The 2016 Annual Meeting of Stockholders of
Inovalon Holdings, Inc. will be held on May 18, 2016 at:

Westin Annapolis Hotel
100 Westgate Circle
Annapolis, MD 21401

Admission requirements

See Part 7 – "Information About the Meeting" for details on admission requirements to attend the 2016 Annual Meeting of Stockholders.

Proxy Voting Options

Your vote is important!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card or voting instruction form at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or telephone is fast and convenient, your vote is immediately confirmed and tabulated, and helps us reduce postage and proxy tabulation costs.

If you prefer, you can vote by mail by returning the enclosed proxy card or voting instruction form in the addressed, prepaid envelope provided.

Please do not return the enclosed paper ballot if you are voting via the Internet or by telephone.

Vote by Internet

www.proxyvote.com
24 hours a day / 7 days a week

Instructions:

1.
Read the accompanying Proxy Statement.

2.
Go to the following website: www.proxyvote.com

3.
Have your proxy card or voting instruction form in hand and follow the instructions. You can also register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, Proxy Statement, and other correspondence will be delivered to you via e-mail.

Vote by Telephone

+1-800-690-6903 via touch tone phone toll-free 24 hours a day / 7 days a week

Instructions:

1.
Read the accompanying Proxy Statement.

2.
Call toll-free: +1-800-690-6903.

3.
Have your proxy card or voting instruction form in hand and follow the instructions.

April 5, 2016

Dear Stockholder,

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the "2016 Annual Meeting") of Inovalon Holdings, Inc., which will be held at the Westin Annapolis Hotel, located at 100 Westgate Circle, Annapolis, MD, 21401, on May 18, 2016, at 10:00 a.m. Eastern Time.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of 2016 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the 2016 Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the 2016 Annual Meeting and to vote your shares in person.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of Inovalon.

Sincerely,

Keith R. Dunleavy, M.D.
Chairman and Chief Executive Officer

The use of cameras or recording devices at the 2016 Annual Meeting is prohibited and they will not be allowed into the meeting or any other adjacent areas. We realize that many mobile phones have built-in cameras and recording capabilities; while these phones may be brought into the venue, the camera and recording functions may not be used at any time.

INOVALON HOLDINGS, INC.

4321 Collington Road, Bowie MD 20716

Notice of 2016 Annual Meeting of Stockholders

Date:	May 18, 2016
Time:	10:00 am Eastern Time
Place:	Westin Annapolis Hotel, 100 Westgate Circle, Annapolis, MD 21401
Record Date:
March 24, 2016. Only Class A and Class B common stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the 2016 Annual Meeting. As of the record date there were 66,178,077 shares of Class A common stock entitled to vote at the meeting and 86,235,350 shares of Class B common stock entitled to vote at the meeting.
Proxy Voting:
Important. Please vote your shares promptly to ensure the presence of a quorum at the meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form, will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope that is postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting as your proxy is revocable at your option.
Voting Rights:
Holders of our Class A common stock and Class B common stock have identical voting rights, except that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to ten votes per share. Holders of shares of Class A common stock and Class B common stock will vote together as a single class on proposals presented at the 2016 Annual Meeting.
Items of Business:	• To elect five directors from among the nominees described in this Proxy Statement • To ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2016; and
• To transact such other items of business as may properly come before the meeting
Admission to Meeting:
Proof of share ownership will be required to enter the 2016 Annual Meeting. See Part 7 – "Information About the Meeting" for details. Please follow the directions to the Westin Annapolis Hotel on the last page of this Proxy Statement.

Important notice regarding the availability of proxy materials for the 2016 Annual Meeting to be held on May 18, 2016. Our Proxy Statement and Annual Report to Stockholders are available at investors.inovalon.com under the "SEC Filings" section.

By order of the Board of Directors,

Shauna L. Vernal
Chief Legal Officer and Corporate Secretary
April 5, 2016

PROXY STATEMENT TABLE OF CONTENTS

Table of Contents	i

PROXY SUMMARY

This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting. For the purposes of this summary and the Proxy Statement, Inovalon Holdings, Inc. may also be referred to as "us", "our", and "Company" and, together with its subsidiaries, as "Inovalon".

2016 Annual Meeting of Stockholders

Date:	May 18, 2016
Time:	10:00 am Eastern Time
Place:	Westin Annapolis Hotel 100 Westgate Circle Annapolis, MD 21401
Record Date:	March 24, 2016
Voting:
Stockholders as of the record date are entitled to vote. Each share of Class A common stock is entitled to one vote for each director nominee and one vote for the ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2016 and each share of Class B common stock is entitled to ten votes for each director nominee and ten votes for the ratification of the selection of Deloitte & Touche LLP as our independent registered auditor for fiscal year 2016.
Admission To Meeting:
Proof of share ownership will be required to enter the 2016 Annual Meeting. See Part 7 – "Information About the Meeting" for details. Please follow the directions to the Westin Annapolis Hotel on the last page of this Proxy Statement.

Meeting Agenda

•
Election of five directors
•
Ratification of the selection of Deloitte & Touche LLP ("Deloitte & Touche") as our independent auditor for fiscal year 2016
•
Transact other business that may properly come before the meeting

Voting Matters and Vote Recommendation

See Part 6 – "Proposals to be voted on at the meeting" for more information.

Matter	Board Vote Recommendation	Votes Required for Approval	Abstentions	Uninstructed Shares
Election of 5 directors	For each director nominee	Plurality	Not voted	Not voted
Ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2016	For	Majority of voting power represented in person or by proxy	Not voted	Discretionary vote
Proxy Summary	I

Our Director Nominees

See Part 2 – "Board of Directors" for more information.

The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

Name	Age	Director Since	Occupation	Independent	Other Public	Committee Memberships
					Boards	AC	CC	NCG	SCP
Keith R. Dunleavy, M.D.	46	2006	CEO, Inovalon	No	0				M
Denise K. Fletcher	67	2012	Former Executive Vice President, Finance of Vulcan Inc.	Yes	1	C, F	M	M	M
André S. Hoffmann	57	2008	Vice Chairman of Roche Holding, Ltd.	Yes	0			C
Lee D. Roberts	63	2012	President and CEO of Bluewater Consulting	Yes	2	M, F	C
William J. Teuber, Jr.	64	2013	Vice Chairman EMC Corporation	Yes	2	M, F	M	M	C

AC	Audit Committee	C	Chair
CC	Compensation Committee	M	Member
NCG	Nominating and Corporate Governance Committee	F	Financial expert
SCP	Security and Compliance Committee

Attendance

Each director nominee is a current director and attended at least 75% of the aggregate of all fiscal year 2015 meetings of our Board of Directors ("Board") and each committee on which he or she served.

Auditors

See Part 5 – "Audit Committee Matters" for more information.

We ask that our stockholders ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2016. Below is summary information about Deloitte & Touche LLP's fees for services provided in fiscal years 2015 and 2014 (in thousands).

	Year ended December 31,

	2015	2014
Audit	$620	$594
Audit-related fees	1,957	88
Tax fees	382	388
All other fees	53	51

Total	$3,012	$1,121

Proxy Summary	II

2017 Annual Meeting of Stockholders

Stockholder proposals submitted for inclusion in our 2017 proxy statement pursuant to Securities and Exchange Commission ("SEC") Rule 14a-8 must be received by us no earlier than the close of business on January 18, 2017 and no later than the close of business February 17, 2017; provided however, in the event that the date of the 2017 Annual Meeting of Stockholders ("2017 Annual Meeting") is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2016 Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2017 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders, other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must comply with the advance notice provisions and other requirements of Article I, Section 1 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2017 Annual Meeting must be received no earlier than the close of business on January 18, 2017 and no later than the close of business February 17, 2017; provided however, in the event that the date of the 2017 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2016 Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2017 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

Note about Forward-Looking Statements

This Proxy Statement includes estimates, projections and statements relating to our business plans, objectives and expected operating results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Exchange Act. Forward-looking statements may appear throughout this report, including this Proxy Summary and Part 3 – "Named Executive Officer Compensation." These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate,"

"intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in "Risk Factors" of our annual reports on Form 10-K and quarterly reports on Form 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Proxy Summary	III

PART 1 – CORPORATE GOVERNANCE AT INOVALON

Corporate Governance Principles and Practices

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•
the Board is not classified, with each of our directors subject to re-election annually;

•
four of our five directors satisfy the listing standards for independence of the NASDAQ Global Select Market ("NASDAQ");

•
our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are each comprised entirely of independent directors;
•
three of our four independent directors qualify as an "audit committee financial expert" as defined by the SEC;

•
we comply with the applicable corporate governance listing standards of NASDAQ; and

•
we do not have a stockholder rights plan.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Board Leadership Structure

Keith R. Dunleavy, M.D., our CEO, serves as Chairman of the Board and presides over meetings of the Board, and holds such other powers and carries out such other duties as are customarily carried out by the Chairman of the Board. Dr. Dunleavy brings valuable insight to the Board due to the perspective and experience he brings as our founder and CEO and his extensive experience in the technology and healthcare industries. The Board has determined that as the individual primarily responsible for the day-to-day management of business operations, Dr. Dunleavy is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. The Board's administration of its risk oversight function is not affected by the Board's leadership structure.

Director Independence

The listing rules of NASDAQ generally require that a majority of the members of a listed company's board of directors be independent within specified periods following the closing of an initial public offering. The Board has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under NASDAQ Marketplace Rule 5605(a)(2).

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards adopted pursuant to Rule 10C-1. In order to be considered independent for purposes of Rule 10C-1, a listed company's board of directors must consider the sources of compensation of the member of the compensation committee, including any consulting, advisory, or other compensatory fee paid by the Company to the member, and whether the member is affiliated with the Company or any of its subsidiaries or their affiliates.

Corporate Governance at Inovalon	1

Risk Oversight

One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its four standing committees, the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Security and Compliance Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Board of Directors Corporate Governance Charter and code of business conduct and ethics, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Security and Compliance Committee monitors the effectiveness of our physical and cybersecurity and related policies, as well as our compliance with legal and regulatory requirements.

Code of Business Conduct and Ethics

The Board has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. Additionally, the Board has adopted a supplemental code of ethics for senior financial officers, which applies to our Chief Executive Officer, Chief Financial Officer, and other senior financial officers, who have been designated by our Chief Executive Officer. Among other matters, our code of business conduct and ethics and supplemental code of ethics for senior financial officials are designed to deter wrongdoing and to promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosures in our SEC reports and other public communications;

•
compliance with applicable laws, rules, and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of conduct for our executive officers or directors must be approved by the Board or a committee thereof, and any such waiver will be promptly disclosed as required by law or NASDAQ regulations.

The full text of our code of business conduct and ethics and supplemental code of ethics for senior financial officers is posted on our website at investors.inovalon.com under the "Governance" section. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. We intend to disclose future amendments to our code of conduct, or waivers of these provisions, that are required to be disclosed under the rules of the SEC or NASDAQ on our website or in public filings.

Corporate Governance at Inovalon	2

PART 2 – BOARD OF DIRECTORS

Five directors have been nominated for election at the 2016 Annual Meeting to hold office until the 2017 Annual Meeting. Information about their professional backgrounds, qualifications, and other board memberships follows.

Director Nominations and Qualifications

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee Charter, our Board Diversity Policy, and our Board of Directors Corporate Governance Charter, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the

Board. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the Chairman of the Board and Chief Executive Officer as well as by stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board. Taking the Nominating and Corporate Governance Committee's recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual meeting of stockholders.

Board Membership Criteria

The Nominating and Corporate Governance Committee works with the Board to determine the appropriate characteristics, skills, and experience for the Board as a whole and its individual members, with the objective of having a Board with diverse backgrounds and experience in business, education, and public service. Characteristics expected of all directors include integrity, high personal and professional ethics, financial literacy, sound business judgment, mature confidence and personal accountability, high performance standards, and the ability and willingness to commit sufficient time to the Board.

In evaluating the suitability of individual Board members, our Board considers many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today's business environment; understanding of our business and technology; educational and professional background; personal accomplishment; and geographic, gender, age, and ethnic diversity. Our Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.

In addition, no person shall be nominated by the Board to serve as a director after he or she has passed his or her 75th birthday, unless the Nominating and Corporate Governance Committee has voted, on an annual basis, to waive or to continue to waive, the mandatory retirement age of such person as a director.

With respect to the current director nominees, the table below summarizes key qualifications, skills, or attributes most relevant to the decision to nominate him or her to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board relies most. The lack of a mark does not mean the director nominee does not possess that qualification or skill. Each director nominee biography below describes these qualifications and relevant experience in more detail.

Board of Directors	3

Experience, Expertise or Attribute	Dunleavy	Fletcher	Hoffmann	Roberts	Teuber
Technology	•	•		•	•
Healthcare	•		•
Leadership	•	•	•	•	•
Government and Regulatory	•
Financial		•		•	•
Public Company Board Service and Governance		•		•	•
Sales and Marketing	•		•	•	•
Research and Academic	•		•
Geographic, Gender, Age, Ethnic or Other Diversity		•	•

Director Candidates Submitted by Stockholders

The Nominating and Corporate Governance Committee does not solicit director nominations, but will consider stockholder recommendations sent to the Chair of the Nominating and Corporate Governance Committee c/o Inovalon Holdings, Inc., 4321 Collington Road, Bowie, Maryland 20716. Any such recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications and an explanation of the reasons why the stockholder believes this candidate is qualified for service on the Board. The stockholder must also provide such other information about the candidate that would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must also submit proof of the stockholder's holding of Company stock. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates.

Stockholders wishing to nominate directors directly for election to the Board must follow the procedures described in Article I, Section 1 of our bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no earlier than 120 days and no later than 90 days prior to the first anniversary of the date of the previous year's annual meeting of stockholders. The stockholder's notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board.

Board of Directors	4

Our Director Nominees

Keith R. Dunleavy, M.D. Age 46 Director since 2006 Inovalon Committees • Security and Compliance	Other Public Company Directorships • None

Dr. Dunleavy has served as our Chief Executive Officer since his organization of our predecessor companies in 1998, as Chairman of the Board since the creation of the Board in 2006, and as President from our foundation until May of 2014. Dr. Dunleavy is responsible for the overall execution of our business plan, strategic relationships, and the identification and realization of our product strategy and vision. During his tenure building Inovalon, Dr. Dunleavy has worked extensively with a wide array and number of healthcare organizations, regulatory and oversight bodies, and technology companies examining the growing role of data within healthcare, and its ability to drive meaningful insight and improvement for its constituents. Dr. Dunleavy serves as a Director on the Dartmouth Medical School Board of Overseers, has authored or co-authored a number of scientific journal articles, abstracts, and proprietary research papers, and has presented his work and materials at multiple national and international conferences. Dr. Dunleavy received a Bachelor's degree in Biology modified with Engineering with High Honors from Dartmouth College, where his studies and work focused upon the neurosciences, computer sciences and engineering and his honors thesis focused on the computer simulation of artificial human cerebellar functional units. He earned his doctorate in medicine from Harvard Medical School, completed his medical residency at The Johns Hopkins Hospital in Baltimore, Maryland, and practiced and was Board Certified in Internal Medicine.

We believe that Dr. Dunleavy's knowledge of Inovalon and its business and his extensive experience in the technology and healthcare industries uniquely qualifies him to serve as the Chairman of the Board.

Denise K. Fletcher Age 67 Director since 2012 Inovalon Committees • Audit • Compensation • Nominating and Corporate Governance • Security and Compliance	Other Public Company Directorships • Unisys

Ms. Fletcher has served as a director of Inovalon since 2012. Ms. Fletcher is a former Executive Vice President, Finance of Vulcan Inc., an investment and project company organized by Microsoft co-founder Paul Allen, a position she held from 2005 to 2008. From 2004 to 2005, she served as Chief Financial Officer of DaVita, Inc., a provider of dialysis services in the United States. From 2000 to 2003, she was Executive Vice President and Chief Financial Officer of MasterCard International, an international payment solutions company. Before joining MasterCard, she served as Chief Financial Officer of Bowne Inc., a global document management and information services provider. Ms. Fletcher is a director of Unisys, a worldwide information technology company, and a member of the supervisory board of Mazars Group, an international organization that specializes in audit, accounting, tax, legal, and advisory services. During 2004 and 2005, she served as a director of Sempra Energy and of Orbitz, Inc.

We believe Ms. Fletcher's significant achievements as a senior corporate financial and operating officer with a wide range of industry experiences, coupled with her service as a director for other public companies, qualifies her to serve as one of our directors and the chairperson of our Audit Committee. Ms. Fletcher graduated Phi Beta Kappa from Wellesley College and received her master's degree from Harvard University.

Board of Directors	5

André S. Hoffmann Age 57 Director since 2008 Inovalon Committees • Nominating and Corporate Governance	Other Public Company Directorships • None

Mr. Hoffmann has served as a director of Inovalon since 2008. Since 2006, Mr. Hoffmann has served as the Vice Chairman of the board of Roche Holding, Ltd., one of the world's largest diversified healthcare companies focused on medical diagnostics and treatments, and has served as a board member since 1996. Mr. Hoffmann served as Non-Executive Vice Chairman of Givaudan SA, the world's leading flavor and fragrance company, from 2008 to 2016, and as a non-executive member of the Board from 2000 to 2016. Since 1999, Mr. Hoffmann also has served as the Chairman and owner of Massellaz S.A., a research and advisory company, and, from 2005 to 2013, served as the Chairman and owner of Nemadi Advisors Ltd., a private equity advisory company. Mr. Hoffmann also serves as a director for Genentech Inc., one of the world's largest biotechnology companies and a subsidiary of Roche, Amazentis SA, a private therapeutics and diagnostics company, and Glyndebourne Productions Ltd., a service company.

We believe that Mr. Hoffmann's experience as the Vice Chairman of one of the world's largest diversified healthcare companies and his significant industry expertise qualify him to serve as one of our directors. Mr. Hoffmann studied economics at the University of St. Gallen and holds a Master of Business Administration from INSEAD.

Lee D. Roberts Age 63 Director since 2012 Inovalon Committees • Audit • Compensation	Other Public Company Directorships • QAD, Inc. • Unisys

Mr. Roberts has served as a director of Inovalon since 2012. Since 2008, Mr. Roberts has served as President and Chief Executive Officer of Bluewater Consulting, an information technology management consulting company. From 2006 to 2008, Mr. Roberts was the Vice President and General Manager, IBM Document & Content Management for IBM Corporation. In 2006, IBM acquired FileNET Corporation, where Mr. Roberts had served as President and Chief Executive Officer from 1997 through 1999, and as Chairman and Chief Executive Officer from 2000 until its acquisition in 2006. Mr. Roberts currently serves on the boards of QAD, Inc., a publicly-traded provider of enterprise resource planning and supply chain software, and Unisys, a worldwide information technology company. Mr. Roberts has also served on the boards of a number of other public and private companies, including, most recently, Varolii Corporation, a privately-held provider of on-demand communications software services.

We believe Mr. Roberts' decades of leadership experience with technology companies and deep understanding of information technology, technology trends and customer requirements qualify him to serve as one of our directors. Mr. Roberts earned Bachelor's degrees in Economics, Biology, and Chemistry at California State University, San Bernardino and his MBA degree with honors at the University of California, Riverside. He completed IBM's Executive International Management Program in Belgium and Executive Management Development programs at Harvard University.

Board of Directors	6

William J. Teuber, Jr. Age 64 Director since 2013 Inovalon Committees • Audit • Compensation • Nominating and Corporate Governance • Security and Compliance	Other Public Company Directorships • EMC Corporation • Popular, Inc.

Mr. Teuber has served as a director of Inovalon since 2013. Since 2006, Mr. Teuber has served as Vice Chairman of EMC Corporation, a world leader in information infrastructure technology, big data, cloud computing, and data security solutions. From 2006 to 2012, Mr. Teuber oversaw EMC Customer Operations, EMC's global sales and distribution organization. Mr. Teuber additionally serves as a member of the board of Pivotal Software, a big data and cloud computing company and member of the EMC federation structure. Prior to being appointed Vice Chairman of EMC, Mr. Teuber served as Chief Financial Officer of EMC from 1996 to 2006, where he was responsible for leading EMC's worldwide finance operation. Prior to joining EMC, Mr. Teuber was a partner in the Audit and Financial Advisory Services practice of Coopers & Lybrand L.L.P. from 1988 to 1995. Mr. Teuber is the lead director of Popular, Inc., a diversified financial services company that includes Banco Popular as a holding. He is also a Trustee of the College of the Holy Cross.

We believe that Mr. Teuber's significant financial and accounting expertise, his extensive insight into the global big data and cloud computing technology marketplace, and his experience providing strategic direction to a large public technology company qualify Mr. Teuber to serve as one of our directors. Mr. Teuber holds a Master of Business Administration from Babson College, a Master of Science in Taxation from Bentley College, and a Bachelor's degree from the College of the Holy Cross.

Meetings and Meeting Attendance

During 2015, the Board met six times, our Audit Committee met eight times, our Compensation Committee met four times, our Nominating and Corporate Governance Committee met two times and our Security and Compliance Committee met four times. All of our directors attended 75% or more of the aggregate of all Board meetings and meetings of the committees on which they served during the last fiscal year. Directors are expected to attend our annual meeting of stockholders.

Board Committees

The Board has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Security and Compliance Committee. Each of

these committees has the composition and responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by the Board.

Committees of the Board

Name	Audit	Compensation	Nominating and Corporate Governance	Security and Compliance
Keith R. Dunleavy, M.D.				Member
Denise K. Fletcher	Chair	Member	Member	Member
André S. Hoffmann			Chair
Lee D. Roberts	Member	Chair
William J. Teuber, Jr.	Member	Member	Member	Chair

Board of Directors	7

Below is a description of each standing committee. Each committee has authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities.

Audit Committee

The composition of our Audit Committee meets the requirements for independence under the current NASDAQ and SEC rules and regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In addition, the Board has determined that Ms. Fletcher, Mr. Teuber, and Mr. Roberts are "audit committee financial experts" as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose on them any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and the Board. Our Audit Committee is responsible for, among other things, oversight related to:

•
our accounting and financial reporting processes;

•
the integrity of our financial statements;

•
our policies and procedures to fulfill our responsibilities regarding the fair and accurate presentation of our financial statements;

•
the audit of our financial statements;
•
major issues regarding accounting principles and financial statement presentations;

•
our independent registered public accounting firm's performance and qualifications; and

•
the review of all related party transactions for potential conflict of interest situations on an ongoing basis and the approval of all such transactions.

The Audit Committee is also responsible for the appointment, compensation, retention, and oversight of the work of any accounting firm engaged (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of performing audit, review, or attest services for the Company; for the review with our independent registered public accounting firm of any audit problems or difficulties and management's response; and for assisting the Board in its oversight of our compliance with legal and regulatory requirements. Finally, the Audit Committee prepares the Audit Committee report required by SEC regulations to be included in our annual proxy statement.

Compensation Committee

The composition of our Compensation Committee meets the requirements of independence under NASDAQ Marketplace Rule 5605(a)(2). Each member of this committee is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"). Our Compensation Committee is responsible for, among other things:

•
based on the evaluation of the performance of the Chief Executive Officer and other officers, approving and recommending to the Board for review and approval by a majority of the independent directors, the annual compensation of the CEO and other officers, including salary, bonus, equity compensation awards and other benefits;

•
determining the objectives of our officer compensation programs, identifying what the programs are designed to reward, and modifying (or recommending that the Board modify) the programs as necessary, consistent with such objectives and intended rewards;

•
ensuring appropriate corporate performance objectives regarding compensation of our officers are set and determining the extent to which they are achieved and any related compensation earned;

•
administering our incentive-compensation plans and equity-based plans as in effect and as adopted from time to time by the Board; and

•
reviewing, approving, or recommending to the Board for approval any new equity compensation plan or any material change to an existing plan and conducting any valuations required under an equity compensation plan.
Board of Directors	8

Nominating and Corporate Governance Committee

The composition of our Nominating and Corporate Governance Committee meets the requirements of independence under Nasdaq Marketplace Rule 5605(a)(2). Our Nominating and Corporate Governance Committee is responsible for, among other things:

•
identifying and recommending candidates for membership on the Board;
•
reviewing and recommending our corporate governance guidelines and policies;

•
reviewing proposed waivers of the code of conduct for directors and executive officers;

•
overseeing the process of evaluating the performance of the Board; and

•
assisting the Board on corporate governance matters.

Security and Compliance Committee

Our Security and Compliance Committee is directly responsible for, among other things, oversight related to:

•
our compliance with law, rules and regulations, including the health insurance portability and accountability act (HIPAA);

•
our privacy and security programs, including:

o
the security and protection of protected health information (PHI);
o
physical security of our properties, including our datacenters; and
o
security of platform, network and big data systems and software;
•
the periodic review and assessment of the adequacy and functionality of our privacy and security programs;

•
ensuring that our privacy and security programs are aligned with our and our clients' business objectives and goals;

•
our disaster recovery and business continuity plans; and

•
in conjunction with the Board and our Chief Executive Officer, the roles and responsibilities of our Chief Technology Officer, Chief Security Officer, Chief Compliance Officer, and Chief Privacy Officer.

Communicating with the Board

The Board provides a process for stockholders and all other interested parties to send communications to the Board. Any stockholder and all other interested parties who wish to communicate with the Board or any specific director, including the Chairman, may write to:

Inovalon Holdings, Inc.
Attention: Board of Directors
C/O Shauna L. Vernal
Chief Legal Officer and Corporate Secretary
4321 Collington Road
Bowie, Maryland 20716

Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters. Instructions for making a report are also available at http://investors.inovalon.com

Board of Directors	9

Director Compensation

Fiscal Year 2015 Director Compensation

This table describes the cash and equity portions of the annual retainer paid to each non-employee director in fiscal year 2015. Dr. Dunleavy, who is our Chief Executive Officer, receives no compensation for his service as a director. The compensation received by Dr. Dunleavy as an employee is described in Part 4 – "Named Executive Officer Compensation – Summary Compensation Table."

Name	Fees Earned or paid in cash[1] ($)	Equity awards[2] ($)	Total ($)
Denise K. Fletcher	50,000	71,870	121,870
André S. Hoffmann	50,000	71,870	121,870
Lee D. Roberts	50,000	71,870	121,870
William J. Teuber, Jr.	50,000	71,870	121,870

(1)
Represents retainer for service as a director, which is paid in equal quarterly installments of $12,500.
(2)
The valuation of equity awards is based on the grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). The assumptions used to calculate the fair value of equity awards are set forth in the section entitled "Critical Accounting Policies" under Item 7 and Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. During 2015, each non-employee director was eligible to receive an equity award that had a value of approximately $75,000, calculated by dividing $75,000 by the closing price per share of our Class A common stock on the date of the grant, which equaled $27.80 per share. Therefore, the value of the equity awards differs from the $75,000 amount used for the selection of the equity awards for our non-employee directors. Accordingly, the Company granted 2,698 restricted stock awards ("RSAs") pursuant to the Company's 2015 Omnibus Incentive Plan to each non-employee director during 2015. The RSAs granted to directors fully vest upon the one-year anniversary of the award grant date. Upon vesting, the Company will deliver shares of the Company's Class A common stock to the holders.

Under our policy in 2015 with respect to the compensation payable to our non-employee directors, each non-employee director received an annual cash retainer of $50,000, an annual award of $75,000 payable in equity, and reimbursement for his or her reasonable out-of-pocket expenses incurred in attending meetings of the Board and its committees. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our certificate of incorporation and bylaws.

Changes to Director Compensation in 2016 – In 2015, at the request of the Compensation Committee Chairman, management researched director compensation practices of competitor companies and reviewed the data with the Compensation Committee. The Compensation Committee also sought the input of a compensation consultant, Pearl Meyer & Partners ("Pearl Meyer"), and reviewed third party reports and studies on public company director compensation practices.

Following the Compensation Committee's review of comparables and metrics in the third party studies and reports, and the recommendations of Pearl Meyer, in February 2016, the Compensation Committee recommended to the Board, and the Board considered and approved, an increase in the annual cash retainer for each non-employee director from $50,000 to $60,000, and an increase in the annual award for each non-employee director from $75,000 to $125,000 payable in equity, effective April 1, 2016.

Director Stock Ownership Guidelines – The Board has adopted stock ownership guidelines for the non-employee directors. Each non-employee director is required, within the later of (i) five years from his or her initial election or appointment to the Board or (ii) five years from March 21, 2016, the effective date of the stock ownership policy, to own an amount of the Company's Class A common stock (or shares convertible into Class A common stock including the Company's Class B common stock) having an aggregate value at least equal to five times the annual cash retainer component of the non-employee director's compensation. Time-vested restricted stock and time-vested restricted stock units will be included when determining an individual's stock ownership. Time-vested but unexercised stock options that are

Board of Directors	10

in-the-money will also be included when determining an individual's stock ownership to the extent of their intrinsic value (the difference between the strike price and the current market price of the Company's Class A common stock, multiplied by the number of vested stock options). Unvested restricted stock or restricted stock units, unvested options, and vested but unexercised options that are not in-the-money will not be counted toward meeting the stock ownership guidelines. Currently, all non-employee directors are on track to meet or have met the ownership guidelines.

Certain Relationships and Related Transactions

In addition to the executive officer and director compensation arrangements discussed elsewhere in this Proxy Statement, since January 1, 2015, there have not been any transactions to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Stockholders' Agreement

We are a party to the Second Amended and Restated Stockholders Rights Agreement, dated September 15, 2014 ("Stockholders' Agreement"), with the existing holders of our Class B common stock, including Keith R. Dunleavy, M.D., our CEO and Chairman, André S. Hoffmann, a member of the Board, Denise K. Fletcher, a member of the Board, and

William J. Teuber, a member of the Board. In addition, any of our executive officers or directors who exercise options to purchase our Class B common stock will become a party to the Stockholders' Agreement at such time. These stockholders are entitled to rights with respect to the registration of their shares for resale.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and officers.

Shareholders Voting Agreement

We are party to the Shareholders Voting Agreement, dated September 15, 2008 (the "Shareholders Voting Agreement"), with the holders of a majority of our Class B common stock, including Keith R. Dunleavy, M.D., our CEO and Chairman, and André S. Hoffmann, a member of the Board, or entities controlled by them. Under the Shareholders Voting Agreement, the parties agreed to vote all shares of our voting capital stock, then owned and subsequently acquired by them, to elect André Hoffmann (or another individual mutually agreed upon by the parties) to the Board. Unless otherwise agreed by the holders of a majority of the shares subject to the agreement, the Shareholders Voting Agreement will terminate on the earliest to occur of the following: (i) as to Mr. Hoffmann, at such time as he owns less than 10% of our outstanding capital on a fully diluted basis; (ii) as to the other parties to the agreement, at such time as they own, in the aggregate, less than 50% of our outstanding capital stock on a fully diluted basis; and (iii) September 15, 2018.

Equity Grants to Executive Officers and Directors

We have granted equity awards to our executive officers and directors, as more fully described in the sections of this Proxy Statement entitled "Named

Executive Officer Compensation" and "Director Compensation," respectively.

Board of Directors	11

Review, Approval, or Ratification of Transactions with Related Parties

Our policy and the charters of our Audit Committee and our Nominating and Corporate Governance Committee require that any transaction with a related party that must be reported under applicable rules of the SEC (other than compensation-related matters)

must be reviewed and approved or ratified by the Audit Committee, unless the related party is, or is associated with, a member of that committee, in which event the transaction must be reviewed and approved by the Nominating and Corporate Governance Committee.

Board of Directors	12

PART 3 – EXECUTIVE OFFICERS

Backgrounds

The following table provides information regarding our executive and key officers.

Name	Age	Position
Keith R. Dunleavy, M.D.	46	Chief Executive Officer and Chairman of the Board
Robert A. Wychulis	61	President
Christopher E. Greiner	40	Chief Product and Operations Officer
Thomas R. Kloster	55	Chief Financial Officer
Dan Mendelson	51	President of Avalere Health
Jason Z. Rose	44	Chief Strategic Development Officer
Joseph R. Rostock	53	Chief Technology Officer
Shauna L. Vernal	46	Chief Legal Officer and Corporate Secretary

Set forth below is a description of the background of our executive and key officers, except Dr. Dunleavy. Dr. Dunleavy's background is described above under Part 2 – "Board of Directors – Our Director Nominees."

Robert A. Wychulis, President

Mr. Wychulis has served as our President since May 2014. In this role, Mr. Wychulis serves as the general manager of Inovalon, ultimately responsible for all aspects of Inovalon's goals and commitments around day-to-day product and service delivery, performance, support, and client value achievement.

Prior to joining Inovalon, from 2008 to May 2014, Mr. Wychulis served as the President of the WellPoint New York government program health plan, HealthPlus, an Amerigroup company, where he was responsible for the management of the company's product portfolio within the New York region. Prior to joining WellPoint/Amerigroup, from 2003 to 2008, Mr. Wychulis served as President and CEO of the Florida Association of Health Plans, where he grew the association from eight to 26 plans in four years. From 1995 to 2002, Mr. Wychulis served as President and CEO of HealthPlan Southeast, a North Florida managed care company comprised of state employee, commercial and Medicaid/CHP contracts.

Mr. Wychulis received his Bachelor of Political Science degree from the City College of New York and his Masters of Health Administration and Planning from the Wagner School of Public Administration at New York University.

Christopher E. Greiner, Chief Product and Operations Officer

Mr. Greiner has served as our Chief Product and Operations Officer since May 2013. In this role, Mr. Greiner is responsible for managing and overseeing the implementation, service delivery, performance and reporting of all of our developed product and solution groups.

Prior to joining Inovalon as Chief Product Officer in May 2013, from November 2012 to April 2013, Mr. Greiner served as a Vice President at Computer Sciences Corporation, where he was responsible for financial management of the company's commercial portfolio. From April 1999 to November 2012, Mr. Greiner served as the combined Chief Operating Officer and Chief Financial Officer of IBM's Business Analytics division. Prior to this position, Mr. Greiner was responsible for IBM's global services business based in Shanghai, China, and Tokyo, Japan. Additionally, Mr. Greiner fulfilled multiple roles in finance and operations both within IBM's U.S. business and overseas operations in Australia, India, China, Hong Kong, Taiwan, and Singapore.

Mr. Greiner received a Bachelor of Business Administration in Finance and Economics from Baylor University.

Executive Officers	13

Thomas R. Kloster, C.P.A. (inactive), Chief Financial Officer

Mr. Kloster has served as our Chief Financial Officer since March 2014. In this role, Mr. Kloster is responsible for the oversight of all financial activities, including financial reporting, treasury, tax, budgeting and forecasting, and audit, as well as facility management.

Prior to joining Inovalon, from August 2011 to January 2014, Mr. Kloster served as the Chief Financial Officer at Algeco Scotsman, where he led all financial aspects of this $2.1 billion private-equity-owned entity operating in 35 countries. Prior to Algeco Scotsman, from September 2010 to July 2011, Mr. Kloster was the sole managing partner of Austin Partners, LLC, a financial and accounting project based consulting firm. From May 1996 to May 2000 and from August 2003 to September 2010, Mr. Kloster served in various financial roles, including as Chief Financial Officer from January 2005 to September 2010 for Primus Telecommunications Group, Inc. (now HC2 Holdings Inc.), where he oversaw the financial growth of the company from a private start-up to a publicly traded multinational corporation. Primus Telecommunications Group, Incorporated filed for Chapter 11 bankruptcy on March 16, 2009, but re-emerged from bankruptcy on July 1, 2009. From 2001 to 2003, Mr. Kloster served in senior operations and accounting positions at Sprint Corporation and, from 1994 to 1996, in senior accounting positions with MCI Communications Corporation. Mr. Kloster also served as the Chief Financial Officer for Cidera, Inc. from 2000 to 2001, where he was responsible for the operation of all financial functions, capital financings, investor relations, and banking relationships. Prior to his tenure in finance positions within the telecommunications industry, Mr. Kloster held roles focusing on auditing within PricewaterhouseCoopers LLP and Ernst & Whinney LLP from 1982 to 1994.

Mr. Kloster earned a Bachelor of Science degree in business administration from the University of Texas, and he is a certified public accountant (inactive).

Dan Mendelson, President of Avalere Health

Since 2000, Dan Mendelson has served as President of Avalere Health, a subsidiary of Inovalon acquired in September 2015. Avalere is a vibrant community of innovative thinkers dedicated to solving the challenges of the healthcare system through data-driven advisory services and business intelligence products. As President of Avelere, Mr. Mendelson leads the organization's focus on bringing data-enabled strategic guidance and tools to the full array of healthcare companies – from pharmaceuticals and life sciences, to managed care and providers.

Prior to founding Avalere Health, Mr. Mendelson served as Associate Director for Health at the Office of Management and Budget (OMB) in the Clinton White House from 1998 to 2000. He was responsible for the full healthcare portfolio including Medicare, Medicaid, the National Institutes of Health (NIH) Centers for Disease Control and Prevention (CDC) and the Federal Drug Administration (FDA). His work included development of the Medicare pharmaceutical benefit, Presidential initiatives in health information technology and medical error prevention, the electronic disease surveillance system, and federal policies in reimbursement and technology assessment.

Preceding his position at OMB, from 1990 to 1998, Mr. Mendelson was Senior Vice President of The Lewin Group and Director of the Medical Technology Practice. During his eight-year tenure at Lewin he had a range of responsibilities, including management of a transnational pharmaceutical and medical device consulting practice. Between 1994 and 1996, Mr. Mendelson was also closely involved in the operations of Value Rx, a pharmacy benefit management company (PBM). He also actively assisted both Value Health and Quintiles Transnational in due diligence on acquisitions.

Mr. Mendelson presently serves on the Board of Champions Oncology (CSBR) and is on the faculty of the Wharton School of Business at the University of Pennsylvania. He previously served on the boards of Coventry Healthcare (sold to Aetna in 2013), PharMerica Corporation (PMC) and HMS holdings (HMSY).

Executive Officers	14

Mr. Mendelson has published widely in peer-reviewed and professional journals on health information technology, the costs of disease, hospital costs and operations, physician payment, the economics of managed care, medical malpractice and a range of other topics. He holds an undergraduate degree in economics and viola performance from Oberlin College, and a Masters in Public Policy from the Kennedy School of Government at Harvard University.

Jason Z. Rose, Chief Strategic Development Officer

Mr. Rose has served as our Chief Strategic Development Officer since September 2013. In this role, Mr. Rose is responsible for the exploration, development, implementation, and oversight of strategic and channel relationships within the healthcare marketplace. Previously, from 2012 to September 2013, Mr. Rose served as our Senior Vice President, Business Development, and prior to that as our Vice President, Care and Quality Management. In this role, he was responsible for the execution of product design, implementation and business development and expansion of Inovalon's care and quality management product solutions.

Prior to joining Inovalon, from 2007 to 2008, Mr. Rose served as Senior Vice President of Public Programs Health and Disease Management Services for APS Healthcare, Inc., a provider of specialty healthcare solutions, where he was responsible for overseeing all aspects of Health and Disease Management programs across the Public Programs division. Prior to joining APS Healthcare, from 2004 to 2007, Mr. Rose served as Vice President for INSPIRIS, Inc. where he was responsible for the creation and management of the suite of care management offerings for improving continuity of care across acute and post-acute settings. Before joining INSPIRIS, Mr. Rose served as Assistant Vice President, Information Technology for Ardent Health Services from May 2002 to March 2004. Prior to joining Ardent Health Services, Mr. Rose served as a senior consultant for Cap Gemini Ernst & Young (now Accenture) in addition to Cerner Corporation.

Mr. Rose earned his Masters of Health Services Administration (MHSA) degree from The George Washington University School of Business. Mr. Rose

received a Bachelor of Science degree in Psychology from Radford University.

Joseph R. Rostock, Chief Technology Officer

Mr. Rostock has served as our Chief Technology Officer since May 2013. In this role, Mr. Rostock is responsible for the oversight of all design, maintenance, security, connectivity, redundancy, operations, support, and business continuity of all technology requirements of both internal operations and the products and solutions of Inovalon.

Prior to joining Inovalon, from July 2011 to April 2013, Mr. Rostock served as the Vice President and Chief Technologist for The Alliance for Telecommunications Industry Solutions, a technology and solutions development organization for the telecommunications industry. From May 1986 to June 2011, Mr. Rostock served in many ascending roles at Verizon Communications Inc., most recently Senior Fellow, a position reserved for executives possessing both deep technology expertise and broad management and leadership skills.

Mr. Rostock received a Bachelor of Arts Degree from Temple University and completed graduate studies in Computer Science at St. Joseph's University.

Shauna L. Vernal, Chief Legal Officer

Ms. Vernal has served as our Chief Legal Officer and Corporate Secretary since August 2013. In this role, she holds responsibility for the planning, management, execution, and oversight of all legal, liability, regulatory, intellectual property, and risk management matters across all aspects of Inovalon.

Prior to joining Inovalon, Ms. Vernal served as Chief Legal Officer for Falck USA, a large provider of emergency medical services, from April 2012 to April 2013, where she oversaw all legal aspects of Falck USA's operations, including mergers and acquisitions and other strategic matters. Prior to her tenure at Falck, from September 2000 to March 2012, Ms. Vernal served in various senior strategic legal roles at Microsoft Corporation, including, for nearly nine years, mergers and acquisitions, corporate governance,

Executive Officers	15

and securities matters, and lastly, serving as the lead attorney and part of the leadership team for Microsoft's Worldwide Public Sector. Prior to her tenure at Microsoft, from January 1998 to August 2000, Ms. Vernal served as Senior Vice President, Chief Legal Officer, and Corporate Secretary of West Coast Bancorp. Ms. Vernal began her career as an attorney at the law firm of Graham & Dunn, P.C. in Seattle, Washington.

Ms. Vernal received her Juris Doctorate with honors from the University of Washington and her Bachelors of Business Administration, Summa Cum Laude, from California Lutheran University. She also graduated with Honors from Pacific Coast Banking School, executive business management training for financial institution executives and regulators.

Election of Officers

Our executive officers are elected by, and serve at the discretion of, the Board. There are no family relationships among any of our directors or executive officers.

Executive Officers	16

PART 4 – NAMED EXECUTIVE OFFICER COMPENSATION

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to "smaller reporting companies," as such term is defined in the rules promulgated under the Securities Act. For the year ended December 31, 2015, our named executive officers were:

•
Keith R. Dunleavy, M.D., our Chief Executive Officer and Chairman of the Board;

•
Robert A. Wychulis, our President;

•
Shauna L. Vernal, our Chief Legal Officer;

•
Christopher E. Greiner, our Chief Product and Operations Officer; and

•
Thomas R. Kloster, our Chief Financial Officer.

Fiscal Year 2015 Compensation Tables

Summary Compensation Table

The following table sets forth a summary of all compensation that was awarded to, earned by or paid to, as applicable, each of our named executive officers for the years ended December 31, 2015 and 2014.

Name And Principal Position	Year	Salary ($)	Bonus[1] ($)	Stock Awards[2] ($)	Option Awards[3,4] ($)	All Other Compensation[5] ($)	Total ($)
Keith R. Dunleavy, M.D.	2015	213,161	—	—	—	5,151	218,312
Chief Executive Officer	2014	205,012	—	—	—	4,891	209,903
Robert A. Wychulis	2015	389,257[8]	73,667	109,102	—	10,810	582,836
President	2014	201,935[7]	218,052	136,134	989,302	105	1,545,528
Shauna L. Vernal	2015	279,773[8]	52,000	420,453	—	10,412	762,638
Chief Legal Officer	2014	254,038	78,000	134,511	—	46,131	512,680
Christopher E. Greiner	2015	350,968[8]	69,333	102,672	—	21,003	543,976
Chief Product and Operations Officer	2014	307,395	271,726	243,465	394,119	107,309	1,324,014
Thomas R. Kloster	2015	374,916[8]	64,133	94,979	—	21,203	555,231
Chief Financial Officer	2014	255,776[6]	137,500	175,016	999,916	412	1,568,620

(1)
Represents the cash portion of the discretionary bonus awarded to the named executive officers (other than Dr. Dunleavy) by our Compensation Committee in February 2016 for service in 2015, and in March 2015 for service in 2014.
(2)
The amounts reported in the "Stock Awards" column represent the aggregate grant date fair value of restricted stock units and restricted stock awards that were granted to our named executive officers as part of the discretionary bonus awarded by our Compensation Committee in February 2016 for service in 2015, and in March 2015 for service in 2014. In November 2015, the Compensation Committee awarded Ms. Vernal an additional 25,642 shares of restricted stock in connection with a promotion and in recognition of her services to the Company. The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the fair value of stock awards are set forth in the section entitled "Critical Accounting Policies" under Item 7 and Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.
(3)
The amounts reported in the "Option Awards" column represent the aggregate grant date fair value of the stock options that were granted to the named executive officers during 2014, computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the fair value of option awards are set forth in the section entitled "Critical Accounting Policies" under Item 7 and Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. Note that the amounts reported in this column reflect the accounting cost for these options awards and do not correspond to the actual economic value that may be received by the named executive officer upon exercise.
(4)
Mr. Kloster was awarded options to purchase 289,495 shares in connection with the commencement of his employment in March 2014. Mr. Wychulis was awarded options to purchase 275,265 shares in connection with the commencement of his employment in May 2014. Mr. Greiner was awarded options to purchase an aggregate of 391,830 shares in connection with his hiring as Chief Product Officer in May 2013 and his promotion to Chief Product and Operations Officer in May 2014.
Named Executive Officer Compensation	17

(5)
For Dr. Dunleavy and Mr. Wychulis represents matching contributions under our 401(k) plan and premium payments for life insurance; for Mr. Greiner represents matching contributions under our 401(k) plan, premium payments for life insurance, relocation expense reimbursement in 2014, and professional club dues as Mr. Greiner is a named designee on a corporate professional club membership; for Mr. Kloster represents matching contributions under our 401(k) plan, premium payments for life insurance and professional club dues as Mr. Kloster is a named designee on a corporate professional club membership; and for Ms. Vernal represents matching contributions under our 401(k) plan, premium payments for life insurance and relocation expense reimbursement in 2014.
(6)
Represents the pro rata portion of Mr. Kloster's $350,000 base salary, based on his start date of March 24, 2014.
(7)
Represents the pro rata portion of Mr. Wychulis' $350,000 base salary, based on his start date of May 19, 2014.
(8)
Base salaries were amended during the fourth quarter of 2015 to include annual merit increases.

Outstanding Equity Awards at Fiscal Year-End

This following tables provide information on unvested stock options and unvested stock awards held by the named executive officers on December 31, 2015.

	Option Awards

Name	Option Grant Date	Number Of Securities Underlying Unexercised Options Exercisable Shares (#)	Number Of Securities Underlying Unexercised Options Unexercisable Shares[1] (#)	Option Exercise Price ($)	Option Expiration Date
Keith R. Dunleavy, M.D.	—	—	—	—	—
Robert A. Wychulis	8/15/2014	55,053	220,212	7.89	8/14/2024
Shauna L. Vernal	9/30/2013	28,284	87,618	6.64	9/29/2023
	5/14/2014	—	13,236	7.50	5/13/2024
Christopher E. Greiner	6/30/2013	—	139,341	6.68	6/29/2023
	5/2/2014	—	91,284	7.03	5/1/2024
	5/14/2014		36,392	7.50	5/13/2024
Thomas R. Kloster	5/14/2014	57,899	231,596	7.50	5/13/2024

(1)
The shares underlying these options vest 20% on each of the first five anniversaries of the date of grant.

	Stock Awards

Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units ($)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	4,443[1]	75,531	—	—
Shauna L. Vernal	30,081[2]	511,377	—	—
Christopher E. Greiner	7,946[1]	135,082	—	—
Thomas R. Kloster	5,712[1]	97,104	—	—

(1)
Consists of restricted stock units ("RSUs") granted in March 2015 in connection with 2014 bonus compensation. The shares underlying these RSUs vest 20% on each of the first five anniversaries of the date of grant.
(2)
Consists of RSUs granted in March 2015 in connection with 2014 bonus compensation and RSAs granted in November 2015 in connection with incentive grants to certain employees. The shares underlying these RSUs and RSAs vest 20% on each of the first five anniversaries of the date of grant.
Named Executive Officer Compensation	18

Employment Agreements

We have entered into employment agreements with each of our named executive officers, which may be terminated at any time by the named executive officer or the Company for any reason. The agreements provide for the principal terms and conditions of our named executive officers' employment, including their base salary, an indication of eligibility for an annual bonus opportunity (except with respect to

Dr. Dunleavy), participation in our employee benefit plans as may be in effect from time to time, paid time off, and reimbursement of reasonable business expenses. Pursuant to the employment agreements and following increases approved in the fourth quarter of 2015, the base salary and target bonus amounts for each of our named executive officers is as follows:

Named Executive Officer	Base salary($)	Target Bonus (% of Base Salary)	Target Bonus Amount[1]
Keith R. Dunleavy, M.D.	205,000	—	—
Robert A. Wychulis	425,000	100	425,000
Shauna L. Vernal	300,000	100	300,000
Christopher E. Greiner	400,000	100	400,000
Thomas R. Kloster	370,000	100	370,000

(1)
Bonus awards generally are paid out one-third in cash and two-thirds in equity awards.

If we terminate the employment of our named executive officers (with the exception of Dr. Dunleavy) other than for "cause" (as defined in the employment agreements), subject to the named executive officer's execution and non-revocation of a release in favor of us, we will provide the named executive officer with a lump-sum cash severance benefit equal to the greater of (i) one month's base salary or (ii) one month's base salary per each full year of their service with us, subject to a maximum of six months' base salary.

Under the employment agreements, in the absence of express written consent by us to the contrary, each of our named executive officers will devote the entirety of their professional and business time, attention, skill, and energy exclusively to our business and will adhere to certain non-competition, confidentiality, and non-disclosure provisions.

Executive Officer Stock Ownership Policy

To further align the long-term interests of our executives and our stockholders, the Board has adopted stock ownership guidelines for our executive officers. Each executive officer of the Company is required, upon the later of (i) five years following his or her date of hire or promotion or (ii) five years from March 21, 2016, the effective date of the stock ownership policy, to own an amount of the Company's Class A common stock (or shares convertible into Class A common stock including the Company's Class B common stock) having an aggregate value at least equal to:

•
CEO – Five times the annual base salary

•
All others – Two times the annual base salary

Time-vested restricted stock and time-vested restricted stock units will be included when determining an individual's stock ownership. Time-vested but unexercised stock options that are in-the-money will also be included when determining an individual's stock ownership to the extent of their intrinsic value (the difference between the strike price and the current market price of the Company's Class A common stock, multiplied by the number of vested stock options).

Failure to meet or show sustained progress toward meeting the ownership requirements set forth in the stock ownership guidelines may result in a reduction in future long term incentive grants and/or the requirement to retain all stock obtained through the vesting or exercise of equity grants. Currently, all executive officers are on track to meet or have met the ownership guidelines.

Named Executive Officer Compensation	19

Employee Benefit Plans

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life and accidental death and dismemberment insurance plans, short-term and long-term disability insurance, and flexible spending accounts, in each case, on the same basis as all of our other employees. We do not provide perquisites or personal benefits to our named executive officers.

401(k) Plan

We sponsor a Profit Sharing Plan and Trust ("401(k) Plan") which is intended to meet the requirements of Section 401(k) of the Code. Our employees generally are eligible to participate in the 401(k) Plan immediately upon employment. We match employee contributions up to 4.0% of their compensation and our matching contributions vest immediately.

Pension Benefits

Aside from our 401(k) Plan, we do not maintain any pension plan or arrangement under which our named executive officers are entitled to participate or receive post-retirement benefits.

Equity Incentive Plans

Pre-IPO Long-Term Incentive Plan

Our Amended and Restated Long-Term Incentive Plan (as last amended on October 7, 2010) ("Pre-IPO Plan") was assumed by us in connection with our corporate reorganization prior to our initial public offering, and, as a result, options to purchase common stock of Inovalon, Inc. were assumed by us. We ceased issuing awards under the Pre-IPO Plan upon the implementation of the 2015 Plan (as defined below). The 2015 Plan became effective on the date of the completion of our initial public offering. As a result, we will not grant any additional awards under the Pre-IPO Plan and it has been terminated. However, any outstanding awards granted under the Pre-IPO Plan will remain outstanding, subject to the terms of our Pre-IPO Plan and applicable agreements, until such outstanding awards are exercised (if applicable) or terminate or expire by their terms.

2015 Omnibus Incentive Plan

Our 2015 Omnibus Incentive Plan ("2015 Plan") was adopted by the Board on January 14, 2015 and approved by our stockholders. The 2015 Plan became effective on the date of the completion of our initial public offering. The 2015 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary employees, and for the grant of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, cash-based awards (including annual cash incentives and long-term cash incentives), and any combination thereof to our employees, directors, and consultants and to employees, directors, and consultants of certain affiliated entities.

We have reserved for issuance under the 2015 Plan shares of our Class A common stock equal to the sum of: (i) 7,335,430 shares of Class A common stock; and (ii) the number of shares of our Class A common stock in respect of the number of shares of our common stock underlying awards granted under the Pre-IPO Plan that are forfeited, canceled, or expire (whether voluntarily or involuntarily).

The 2015 Plan will automatically terminate 10 years following the date it became effective, unless we terminate it sooner. In addition, the Board has the authority to amend, suspend or terminate the 2015 Plan provided such action does not impair the rights under any outstanding award.

Named Executive Officer Compensation	20

2015 Employee Stock Purchase Plan ("ESPP")

The ESPP became effective on the date of the completion of our initial public offering and enables eligible employees to purchase shares of our Class A common stock at a discount. Purchases will be accomplished through participation in discrete offering periods. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. We initially reserved 1,833,857 shares of our Class A common stock for issuance under the ESPP.

Under the ESPP, eligible employees are able to acquire shares of our Class A common stock by accumulating funds through payroll deductions. Our eligible employees will be able to select a rate of payroll deduction between 1% and 15% of their base cash compensation subject to a maximum payroll deduction per offering period of $7,500. Shares of Class A common stock purchased under the ESPP will either be issued by the Company or acquired directly from third parties in the open market. On September 1, 2015, we directed the plan administrator to purchase 30,689 shares of Class A common stock in the open market for a total of $664,000, for issuance to the ESPP participants at a discounted price of $18.61 per share; there were no other open market purchases pursuant to the ESPP in the fiscal year ended December 31, 2015. We may, in our sole discretion, based on market conditions, relative transaction costs and our need for additional capital, continue to instruct the plan administrator to make semi-annual open market purchases of Class A common stock for ESPP participants to coincide with the ESPP's designated semi-annual purchase dates.

The ESPP will terminate on the 10th anniversary of its adoption by the Board, unless it is terminated earlier by the administrator.

Equity Compensation Plan Information as of December 31, 2015

The following table provides information about shares of our common stock that may be issued under our Pre-IPO Plan as of December 31, 2015. Our Pre-IPO was terminated upon the effectiveness of the 2015 Plan. However, any outstanding awards granted under the Pre-IPO Plan will remain outstanding, subject to the terms of our Pre-IPO Plan and applicable agreements, until such outstanding awards are exercised (if applicable) or terminate or expire by their terms.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, And Rights[1]	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders[1]	3,603,210	$5.97	—
Equity compensation plans not approved by security holders	—	—	—

Total	3,603,210	$5.97	—

(1)
Weighted average exercise price does not reflect restricted stock awarded in November 2014.
Named Executive Officer Compensation	21

The following table gives information about the shares of our common stock that may be issued under our 2015 Plan as of December 31, 2015:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights[1]	Weighted Average Exercise Price of Outstanding Options, Warrants, And Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans[2]
Equity compensation plans approved by security holders[1]	644,281	—	6,741,669
Equity compensation plans not approved by security holders	—	—	—

Total	644,281	—	6,741,669

(1)
Consists of RSUs granted in March 2015 in connection with 2014 bonus compensation; and RSAs granted in May 2015 and November 2015 in connection with the annual award for directors and incentive grants to certain employees, net of forfeitures and cancellations.
(2)
Includes shares that became available under the 2015 Plan due to the forfeiture, cancellation, expiration or surrender of awards granted under our Pre-IPO Plan.

Compensation Committee Interlocks and Insider Participation

Keith R. Dunleavy, M.D., our Chief Executive Officer and Chairman, served on our Compensation Committee during the year ended December 31, 2014. By his choice, at no time during which Dr. Dunleavy served on our Compensation Committee, did he receive any annual bonus, incentive equity, salary increase, or any other provision or change of compensation. Dr. Dunleavy did not serve on our Compensation Committee during the year ended

December 31, 2015. For certain agreements between Dr. Dunleavy and us, see "Certain Relationships and Related Party Transactions." None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on the Board or our Compensation Committee during the year ended December 31, 2015.

Compensation Consultant

To support the Compensation Committee in fulfilling its duties, the Compensation Committee directly retained an external compensation consultant to assist with its design and evaluation of compensation for our executive officers and directors. Pursuant to its charter, the Compensation Committee has the sole authority to retain, and replace as needed, compensation consultants to provide independent advice to the Compensation Committee, as well as the sole authority to approve the consultants' fees and other terms and conditions of retention.

During fiscal year 2015, the Compensation Committee retained Pearl Meyer to provide executive and director compensation consulting services. During fiscal year 2015, Pearl Meyer did not provide any additional services to the Company or the Company's affiliates other than the compensation consulting services described herein.

Based upon and following receipt of the advice of Pearl Meyer, in February 2016, the Compensation Committee recommended to the Board and the Board considered and adopted certain changes to the compensation payable to our Board as described above in "Director Compensation – Director Compensation in 2016". In addition, based upon and following receipt of the advice of Pearl Meyer and following the

Named Executive Officer Compensation	22

Compensation Committee's review of comparables and metrics from Pearl Meyer and in third party studies and reports, in November 2015, the Compensation Committee recommended to the Board, and the Board considered and adopted, certain market-based adjustments to the annual base salaries payable to our named executive officers.

As required by its charter and by the Nasdaq listing standards, the Compensation Committee performed an independence assessment of Pearl Meyer and determined that Pearl Meyer should be considered independent based on the following factors:

•
Pearl Meyer provided no other services to the Company other than the compensation consulting services described herein.
•
The fees paid to Pearl Meyer by the Company were less than 1% of Pearl Meyer's total revenue for the year.

•
Pearl Meyer has developed and provided to the Company a Conflict of Interest Policy.

•
There are no business or personal relationships between Pearl Meyer and any member of the Compensation Committee or officer of the Company.

•
None of the advisers from Pearl Meyer owns any shares of the Company's common stock.

Accordingly, the Compensation Committee determined that the services provided by Pearl Meyer to the Compensation Committee did not give rise to any conflicts of interest.

Principal Stockholders

The following table sets forth certain information with respect to the beneficial ownership of our Class A and Class B common stock as of March 24, 2016 for:

•
each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant, or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account, or similar arrangement, or (4) the automatic termination of a trust, discretionary account, or similar arrangement.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding (as shares of Class B common stock) all shares of common stock subject to options held by that person or entity that were exercisable on March 24, 2016, or that will become exercisable within 60 days thereafter, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Inovalon Holdings, Inc., 4321 Collington Road, Bowie, Maryland 20716. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. No shares of common stock beneficially owned by any executive officer or director have been pledged as security for a loan.

Named Executive Officer Compensation	23

Name of Beneficial Owner	Class A		Class B		% of Total

	Shares	%	Shares	%	Voting Power[1]
Keith R. Dunleavy, M.D.	50,000[2]	*	54,947,255[3]	63.7	59.2
Robert A. Wychulis	31,511	*	—	—	*
Christopher E. Greiner	9,005	*	31,919[4]	*	*
Thomas R. Kloster	9,010	*	115,798[4]	*	*
Dan Mendelson	235,737	*	—	—	*
Jason Z. Rose	7,155	*	173,031[4]	*	*
Joseph R. Rostock	8,116	*	109,436[4]	*	*
Shauna L. Vernal	42,134	*	31,593[4]	*	*
Denise K. Fletcher	2,698	*	46,260[5]	*	*
André S. Hoffmann	102,698	*	21,226,071[5]	24.6	22.9
Lee D. Roberts	75,818	*	—	—	*
William J. Teuber, Jr.	2,698	*	30,715[5]	*	*
All executive officers and directors as a group (12 persons)	576,580	*	76,712,078	89.0	82.7
5% Stockholders
Meritas Group, Inc.	—	—	47,476,820[3]	55.1	51.1
BAMCO, Inc.	9,856,923[6]	14.9	—	—	1.1
Lapis Ventures SAC Limited	7,523,369[7]	11.4	2,246,360[7]	2.6	3.2
Meritas Holdings, LLC	—	—	7,470,435[3]	8.7	8.0
Wellington Management Group LLP	4,096,714[8]	6.2	—	—	*
JP Morgan Chase & Co.	3,859,450[9]	5.8	—	—	*

*
Represents beneficial ownership of less than 1% of our outstanding shares of common stock for the respective class and of voting power.
(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Holders of our Class B Common Stock are entitled to ten votes per share and will be convertible at any time into one share of Class A common stock, which will be entitled to one vote per share. For more information about the voting rights of our Class A and Class B common stock, see "Part 7 – Information About the Meeting – Voting Procedures – Voting Rights."
(2)
The 50,000 shares of Class A common stock held of record by Keith R. Dunleavy, M.D. were purchased in multiple open market transactions on August 27, 2015 and August 28, 2015, as previously reported in Keith R. Dunleavy, M.D.'s Form 4 filed with the Securities and Exchange Commission on August 31, 2015.
(3)
Consists of (i) 47,476,820 shares of Class B Common Stock held directly by Meritas Group, Inc. and (ii) 7,470,435 shares of Class B Common Stock held by Meritas Holdings, LLC. Dr. Dunleavy, as the sole officer and sole director of Meritas Group, Inc. and as sole non-member manager of Meritas Holdings, LLC, maintains sole voting and dispositive control over such shares. All ownership interests in Meritas Group, Inc. and Meritas Holdings, LLC are owned by an irrevocable trust for the sole benefit of Dr. Dunleavy's descendants and in which Dr. Dunleavy has no pecuniary interest.
(4)
Consists of shares issuable upon the exercise of options exercisable within 60 days of March 24, 2016.
(5)
Consists of shares of Class B Common Stock held directly by the beneficial owner and shares issuable upon the exercise of options within 60 days of March 24, 2016.
(6)
Information is based on figures set forth in the Schedule 13G/A filed by BAMCO, Inc., Baron Capital Group, Inc., Baron Capital Management, Inc., Ronald Baron, Baron Partners Fund, Baron Asset Fund, and Baron Growth Fund on February 16, 2016. According to such 13G/A, BAMCO, Inc. has sole voting power with respect to 0 shares, shared voting power with respect to 8,364,949 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 8,829,949 shares; each of Baron Capital Group, Inc. and Ronald Baron has sole voting power with respect to 0 shares, shared voting power with respect to 9,391,923 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 9,856,923 shares; Baron Capital Management, Inc. has sole voting power with respect to 0 shares, shared voting power with respect to 1,026,974 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 1,026,974 shares; Baron Partners Fund has sole
Named Executive Officer Compensation	24

  voting power with respect to 0 shares, shared voting power with respect to 2,500,000 shares, sole voting power with respect to 0 shares, and shared dispositive power with respect to 2,500,000 shares; Baron Asset Fund has sole voting power with respect to 0 shares, shared voting power with respect to 1,599,608 shares, sole voting power with respect to 0 shares, and shared dispositive power with respect to 1,599,608 shares; and Baron Growth Fund has sole voting power with respect to 0 shares, shared voting power with respect to 3,474,084 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 3,474,084 shares. BAMCO and Baron Capital Management, Inc. are subsidiaries of Baron Capital Group. Baron Partners Fund, Baron Asset Fund, and Baron Growth Fund are advisory clients of BAMCO, Inc. Ronald Baron owns a controlling interest in Baron Capital Group. The address of BAMCO, Inc., organized in the State of New York, is 767 Fifth Avenue, 49th Floor, New York, NY 10153.

(7)
Consists of (i) 1,072,207 shares of Class A Common Stock held of record by Lapis Ventures SAC Limited on behalf of Lapis Data, (ii) 835,265 shares of Class A Common Stock held of record by Lapis Ventures SAC Limited on behalf of Lapis Medical, (iii) 5,615,897 shares of Class A Common Stock held of record by Lapis Ventures SAC Limited on behalf of Lapis Healthcare, and (iv) 2,246,360 shares of Class B Common Stock held of record by Lapis Ventures SAC Limited on behalf of Lapis Clinical. Edward Allanby and Gary Sousa are the sole directors of Lapis Ventures SAC Limited and maintain joint voting and dispositive power over the shares held by Lapis Ventures SAC Limited. Mr. Allanby and Mr. Sousa disclaim beneficial ownership of the shares held by Lapis Ventures SAC Limited. The address of Lapis Ventures SAC Limited is Wessex House, 2nd Floor, 45 Reid Street, Hamilton HM 12, Bermuda.
(8)
Based on information reported by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP on Schedule 13G/A filed with the SEC on February 11, 2016. Wellington Management Group LLP, organized in the State of Massachusetts, has sole voting power over 0 shares, shared voting power over 1,161,399 shares, sole dispositive power over 0 shares, and shared dispositive power over 4,096,714 shares; Wellington Group Holdings LLP, organized in the State of Delaware, has sole voting power over 0 shares, shared voting power over 1,161,399 shares, sole dispositive power over 0 shares, and shared dispositive power over 4,096,714 shares; Wellington Investment Advisors Holdings LLP, organized in the State of Delaware, has sole voting power over 0 shares, shared voting power over 1,161,399 shares, sole dispositive power over 0 shares, and shared dispositive power over 4,096,714 shares; and Wellington Management Company LLP has sole voting power over 0 shares, shared voting power over 1,153,917 shares, sole dispositive power over 0 shares, and shared dispositive power over 3,971,556 shares. Based on the Schedule 13G, the securities as to which the Schedule 13G/A was filed are owned of record by clients of one or more investment advisers identified therein directly or indirectly owned by Wellington Management Group LLP. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities, except for Vanguard Health Care Fund. The address of Wellington Management Group LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
(9)
Based on information reported by JP Morgan Chase & Co. ("JP Morgan") on Schedule 13G/A filed with the SEC on January 15, 2016. According to the Schedule 13G/A, JP Morgan, organized in the State of Delaware, has sole dispositive power with respect to 3,859,450 shares, shared dispositive power with respect to 0 shares, sole voting power with respect to 3,278,871 shares, and shared voting power with respect to 0 shares of Class A Common Stock as of December 31, 2015. The address of JP Morgan is 270 Park Avenue, New York, NY 10017.

Section 16(a) – Beneficial Ownership Reporting Compliance

Our executive officers and directors and persons who own more than 10% of a class of our equity securities registered pursuant to Section 12 of the Exchange Act are required to file certain reports with the SEC, disclosing the amount and nature of their beneficial ownership in common stock, as well as changes in that ownership. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2015, all required reports were filed on a timely basis under Section 16(a), except for one late Form 4 filing for Daniel L. Rizzo, our former Chief Innovation Officer, reporting conversions of Class B common stock to Class A common stock in September 2015. Mr. Rizzo retired as the Company's Chief Innovation Officer effective April 1, 2016 and has transitioned into his new part-time role of Innovation Fellow.

Named Executive Officer Compensation	25

PART 5 – AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on our website at investors.inovalon.com under the "Governance" section.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of the Company. The Audit Committee assists the Board in fulfilling its responsibilities by overseeing our accounting and financial reporting processes, the audits of our consolidated financial statements, the qualifications and performance of the independent registered public accounting firm engaged as our independent auditor, and the performance of our internal audit function.

The Audit Committee relies on the expertise and knowledge of management, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our system of internal control. Our independent auditor, Deloitte & Touche LLP ("Deloitte & Touche"), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed with management and the independent auditor our audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2015, and the independent auditor's report on those financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. Deloitte & Touche presented the matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (United States) Auditing Standard AU Section 380, Communication with Audit Committees, and Rule 2-07 of SEC Regulation S-X. This review included a discussion, with management and the independent auditor, of the quality (not merely the acceptability) of our accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in our consolidated financial statements, including the disclosures relating to critical accounting policies.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

The Audit Committee recognizes the importance of maintaining the independence of Inovalon's independent auditor, both in fact and appearance, and takes a number of measures to ensure independence. The Audit Committee leads the selection of the lead audit engagement partner, working with Deloitte & Touche with input from management. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent registered public accounting firm. The Audit Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its delegate. This policy prohibits the independent auditor from providing non-audit services such as bookkeeping or financial systems design and implementation. In addition, Deloitte & Touche has provided the Audit Committee with the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence. The Audit Committee has reviewed these materials and discussed the firm's independence with Deloitte & Touche.

Audit Committee Matters	26

As provided in its charter, the Audit Committee also assessed Deloitte & Touche's performance as independent auditor during fiscal year 2015. The Audit Committee assessed the performance of the Deloitte & Touche audit team and the lead audit engagement partner.

Following this evaluation, the Audit Committee concluded that the selection of Deloitte & Touche as the independent registered public accounting firm for fiscal year 2016 is in the best interest of the Company and its stockholders. The Board recommends that stockholders ratify this selection at the 2016 Annual Meeting.

Respectfully submitted,

The Audit Committee of the Board of Directors

Denise K. Fletcher (Chair)
Lee D. Roberts
William J. Teuber, Jr.

Audit Committee Matters	27

Fees Billed by Deloitte & Touche LLP

This table presents fees for professional audit services rendered by Deloitte & Touche for the audit of our annual financial statements for the years ended December 31, 2015 and 2014, and fees billed for other services rendered by Deloitte & Touche during those periods (in thousands).

	Year ended December 31,
	2015	2014
Audit[1]	$620	$594
Audit-related fees[2]	1,957	88
Tax fees[3]	382	388
All other fees[4]	53	51

Total	$3,012	$1,121

(1)
Fees for services in connection with the audit of our financial statements and review of our quarterly financial statements.
(2)
Fees for services provided in connection with our initial public offering of common stock completed in February 2015, which included review of our quarterly consolidated financial information included in our registration statement on Form S-1 filed with the SEC, as well as comfort letters, consents and review of documents filed with the SEC, as well as services performed in connection with our acquisition of Avalere Health, Inc. and services performed in connection with documenting our internal control system.
(3)
Fees for tax compliance, tax planning, and tax advice.
(4)
Fees for services provided in connection with the audit of our employee benefit plan.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee's policy is to review and pre-approve, either pursuant to our Audit and Non-Audit Services Pre-Approval Policy (the "Pre-Approval Policy") or through a separate pre-approval by the Audit Committee, any engagement of our independent auditor to provide any permitted non-audit service to us. Pursuant to the Pre-Approval Policy, which the Audit Committee will review and reassess periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. All of the services provided by Deloitte &

Touche for 2015 and 2014 were approved pursuant to the Pre-Approval Policy. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. Additionally, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement.

Audit Committee Matters	28

PART 6 – PROPOSALS TO BE VOTED ON AT THE MEETING

Election of Directors

Five directors have been nominated for election at the 2016 Annual Meeting to hold office until the 2017 Annual Meeting. The nominees were evaluated and recommended by the Nominating and Corporate Governance Committee in accordance with its charter and by the Board in accordance with our Board of Directors Corporate Governance Charter. For additional information about the nominees and their qualifications, please see Part 2 – "Board of Directors – Director Nominations and Qualifications."

Each director will be elected by a vote of the plurality of the votes cast, meaning that the number of shares cast "for" a director's election exceeds the number of votes "withheld" from that director's election.

Our Board of Directors recommends a vote FOR the election to the Board of each of the following nominees:

Name	Age	Director since	Position
Keith R. Dunleavy	46	2006	Chief Executive Officer and Chairman of the Board
Denise K. Fletcher	67	2012	Independent Director
André S. Hoffmann	57	2008	Independent Director
Lee D. Roberts	63	2012	Independent Director
William J. Teuber, Jr.	64	2013	Independent Director

Ratification of Independent Auditor

The Audit Committee has selected Deloitte & Touche as our independent registered public accounting firm for fiscal year 2016, and the Board asks stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent auditor, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Deloitte & Touche for ratification by stockholders as a matter of good corporate practice. The Board considers the selection of Deloitte & Touche as our independent auditor for fiscal year 2016 to be in the best interests of the Company and its stockholders.

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of Deloitte & Touche as our independent registered auditor for the current fiscal year. In the event the stockholders do not ratify the selection of Deloitte & Touche, the Audit Committee will reconsider its selection, but still may determine that the appointment of our independent registered public accounting firm is in the best interests of Inovalon and its stockholders. Even if the appointment is ratified by the stockholders, the Audit Committee, in its discretion, may appoint a different independent auditor at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote FOR the ratification of the selection of the independent auditor.

Proposals to be Voted on at the Meeting	29

Proposals of Stockholders for 2017 Annual Meeting of Stockholders

Stockholder proposals submitted for inclusion in our 2017 proxy statement pursuant to SEC Rule 14a-8 must be received by us no earlier than the close of business on January 18, 2017 and no later than the close of business February 17, 2017; provided however, in the event that the date of the 2017 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2016 Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2017 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article I, Section 1 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2017 Annual Meeting must be received no earlier than the close of business on January 18, 2017 and no later than the close of business February 17, 2017; provided however, in the event that the date of the 2017 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2016 Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2017 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

Proposals to be Voted on at the Meeting	30

PART 7 – INFORMATION ABOUT THE MEETING

In accordance with SEC rules, we are using the Internet as our primary means of providing proxy materials to stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") with instructions for accessing the proxy materials, including our Proxy Statement and 2015 Annual Report, and voting via the Internet. We expect to mail the Notice and to begin mailing our proxy materials and making our materials available on the Internet on or about April 5, 2016.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board to be voted at the 2016

Annual Meeting for the purposes set forth in the accompanying Notice of 2016 Annual Meeting of Stockholders. The 2016 Annual Meeting will be held at the Westin Annapolis Hotel, located at 100 Westgate Circle, Annapolis, MD, 21401, on May 18, 2016, at 10:00 a.m. Eastern Time. Stockholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A stockholder may revoke a proxy by delivering a signed statement to our Corporate Secretary at or prior to the 2016 Annual Meeting or by timely executing and delivering, by Internet, telephone, mail, or in person at the 2016 Annual Meeting, another proxy dated as of a later date.

Proof of Ownership Required for Attending Meeting in Person

You are entitled to attend the 2016 Annual Meeting only if you are a stockholder as of the close of business on March 24, 2016, the record date, or hold a valid proxy for the meeting. In order to be admitted to the 2016 Annual Meeting, you must present proof of ownership of company stock on the record date. This can be:

•
a brokerage statement or letter from a bank or broker indicating ownership on March 24, 2016,

•
a proxy card,
•
a voting instruction form, or

•
a legal proxy provided by your broker, bank or nominee.

Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership. Stockholders and proxy holders must also present a form of photo identification such as a driver's license. We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures.

Solicitation of Proxies

The Board is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. We will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. We will pay all proxy solicitation costs.

Stockholders of record at the close of business on March 24, 2016 will be entitled to vote at the meeting. Holders of our Class A common stock will be entitled to vote on the basis of one vote for each share held. Holders of our Class B common stock will be entitled to vote on the basis of ten votes for each share held. On March 24, 2016, there were 66,178,077 shares of Class A common stock outstanding, held of record by 40 stockholders and 86,235,350 shares of Class B common stock outstanding, held of record by 43 stockholders.

Information about the Meeting	31

Householding

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the 2016 Annual Meeting, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Inovalon Holdings, Inc. at 4321 Collington Road, Bowie, Maryland 20716, Attention: Corporate Secretary, or contact us by telephone at (301) 809-4000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Implications of Being An "Emerging Growth Company"

We are an "emerging growth company," as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the "JOBS Act"). For as long as we are an "emerging growth company," we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies," including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory "say-on-pay" votes on executive compensation and stockholder advisory votes on golden parachute compensation.

Under the JOBS Act, we will remain an "emerging growth company" until the earliest of:

•
the last day of the fiscal year during which we have total annual revenue of $1 billion or more;
•
the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt securities;

•
the date on which we are deemed to be a "large accelerated filer" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been subject to the requirements of Section 13(a) or 15(d) of the Exchange Act for at least 12 calendar months; (the value of our outstanding common equity held by our non-affiliates will be measured each year on the last day of our second fiscal quarter); and

•
the last day of the fiscal year following the fifth anniversary of our initial public offering.

Election of Directors

Five directors are to be elected at the 2016 Annual Meeting to hold office until the 2017 Annual Meeting, and until their respective successors are elected and qualified. If, for any reason, the directors are not elected at an annual meeting, they may be elected at a special meeting of stockholders called for that purpose in the manner provided by our Bylaws. The accompanying proxy will be voted in favor of the nominees presented in Part 2 – "Board of Directors – Our Director Nominees"

to serve as directors unless the stockholder indicates to the contrary on the proxy. All the nominees are current directors.

The Board expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.

Information about the Meeting	32

Voting Procedures

Voting Rights

Holders of our Class A common stock and Class B common stock have identical voting rights, except that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to ten votes per share. Holders of shares of

Class A common stock and Class B common stock will vote together as a single class on both proposals presented at the 2016 Annual Meeting. Dissenters' rights are not applicable to any of the matters being voted upon at the 2016 Annual Meeting.

Vote Required; Effect of Abstentions and Broker Non-Votes

The shares of a stockholder whose ballot on any or all proposals is marked as "abstain" will be included in the number of shares present at the 2016 Annual Meeting to determine whether a quorum is present. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how to vote your shares through the voting instruction form included with this Proxy Statement. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a "legal proxy" from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as "uninstructed shares." Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.

Proposal Number	Item	Votes Required For Approval	Abstentions	Uninstructed Shares
1	Election of directors	Plurality	Not voted	Not voted
2	Ratification of independent auditor	Majority of voting power represented in person or by proxy	Not voted	Discretionary vote

Where to Find More Proxy Voting Information

•
The SEC website has a variety of information about the proxy voting process at www.sec.gov/spotlight/proxymatters.shtml.

•
You may view our annual report and vote your shares at www.proxyvote.com.
•
Contact the broker or bank through which you beneficially own your shares.

Where to Find Our Corporate Governance Documents

Each of our Board committees has a charter. Copies of our Board committee charters and other governance documents listed in Part 1 can be found on our website at investors.inovalon.com under the "Governance" section.

We will provide any of the foregoing information to a stockholder without charge upon written request to 4321 Collington Road, Bowie, Maryland 20716, Attention: Corporate Secretary.

Information about the Meeting	33

Other Business

The Board does not intend to bring any other business before the 2016 Annual Meeting and the Board knows of no other matters that will be presented for consideration at the 2016 Annual Meeting. If any other matters are properly brought before the 2016 Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

Representatives of Deloitte & Touche LLP, our independent auditor for fiscal year 2015 and the current fiscal year, will be present at the 2016 Annual Meeting,

will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

DATED: Bowie, Maryland, April 5, 2016.

Information about the Meeting	34

DRIVING DIRECTIONS AND PARKING

Downtown Annapolis

Westin Annapolis Hotel 100 Westgate Circle Annapolis, MD 21401 (410) 972-4300 http://www.westinannapolis.com/

From Baltimore/Washington International Airport

From Washington DC

•
Head southeast on Friendship Rd

•
Continue straight onto Service Rd Lower Level

•
Continue straight to stay on Service Rd Lower Level

•
Keep right to continue on Elm Rd

•
Turn right onto Terminal Rd

•
Turn right onto MD-170 N

•
Continue onto MD-162 E/Aviation Blvd

•
Turn left onto Cromwell Park Dr

•
Slight right to merge onto I-97 S

•
Take the exit on the left onto US-301 N/US-50 E toward Annapolis/Bay Bridge

•
Take exit 24 to merge onto MD-70 S/Rowe Blvd toward Annapolis

•
Turn right onto Taylor Ave

•
Enter the traffic circle

•
Destination will be on the Right

•
Arrive at Westin Annapolis Hotel
•
Take US-50 East toward Annapolis

•
Take exit 24 to merge onto MD-70 S/Rowe Blvd toward Annapolis

•
Turn right onto Taylor Ave

•
Enter the traffic circle

•
Destination will be on the Right

•
Arrive at Westin Annapolis Hotel

Parking

•
On-site parking available

o
Self-parking: $20

o
Valet parking: $23
Driving Directions and Parking	35

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 17, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ® INOVALON HOLDINGS, INC. 4321 COLLINGTON ROAD BOWIE, MD 20716 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 17, 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E03355-P74796 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INOVALON HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) 02) 03) Keith R. Dunleavy, M.D. Denise K. Fletcher André S. Hoffmann 04) Lee D. Roberts 05) William J. Teuber, Jr. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain ! ! ! 2. To ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2016. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com. E03356-P74796 ® INOVALON HOLDINGS, INC. Annual Meeting of Stockholders May 18, 2016 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Keith R. Dunleavy, M.D. and Shauna L. Vernal, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INOVALON HOLDINGS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on May 18, 2016, at the Westin Annapolis Hotel, 100 Westgate Circle, Annapolis, MD 21401, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: